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                             Verdant Brands, Inc.
                               1998 Form 10-KSB
                                  EXHIBIT 4.1                       Front

4.1 Specimen certificate of Common Stock, $.01 par value




                                    [LOGO]
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      Number                                                       Shares
                                Verdant Brands
------------------                                          -------------------
                         INCORPORATED UNDER THE LAWS           See reverse for
                          OF THE STATE OF MINNESOTA         certain definitions

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                                                             CUSIP 923366 108
                                                            ------------------
THIS CERTIFIES THAT


is the owner of

             SHARES OF FULLY PAID AND NONASSESSABLE COMMON STOCK,
                         PAR VALUE $.01 PER SHARE, OF

            =================                      =================
 ---------------------------- VERDANT BRANDS, INC. ----------------------------
            =================                      =================

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent & Registrar.

     WITNESS the facsimile signatures of the Corporation's duly authorized officers.

Dated:

         /s/  Mark Eisenschenk                     /s/ Stanley Goldberg

                              SECRETARY                              PRESIDENT


Countersigned and Registered:

Norwest Bank Minnesota, National Association
(Minneapolis, Minnesota) Transfer Agent and Registrar

By
                            Authorized Signature

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                                                                     Back

                                    NOTICE

     Verdant Brands will furnish without charge to each shareholder who so requests a full statement of the designations, preferences, limitations and relative rights of the shares of each class or series authorized to be issued, so far as they have been determined, and a statement of the authority of the Board of Directors of Verdant Brands to determine the relative rights and preferences of subsequent classes or series of capital stock.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT -- as tenants by the entireties

 JT TEN -- as joint tenants with right
           of survivorship and not as
           tenants in common


UNIF GIFT MIN ACT -- _______________Custodian________________
                         (Cust)                  (Minor)
                     under Uniform Transfers to Minors
                     Act____________     ____________________
                                                (State)

    Additional abbreviations may also be used though not in the above list.

For value received ___________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------

____________________________________________________________________________

____________________________________________________________________________
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

____________________________________________________________________________

____________________________________________________________________________

_____________________________________________________________________ Shares

of the capital stock represented by the within Certificate, and do hereby irrevocablly constitute and appoint _______________________________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated                                   ____________________________________

                                        ____________________________________
                                NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                        MUST CORRESPOND WITH THE NAME(S) AS
                                        WRITTEN UPON THE FACE OF THE
                                        CERTIFICATE IN EVERY PARTICULAR
                                        WITHOUT ALTERATION OR ENLARGEMENT
                                        OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED By: